                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement   [ ]  Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e) (2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                 Letchworth Independent Bancshares Corporation
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):


[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials:

         -----------------------------------------------------------------------

[ ] Check box if any part of the fee as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                 LETCHWORTH INDEPENDENT BANCSHARES CORPORATION
                             50 North Main Street
                           CASTILE, NEW YORK  14427
                                (716) 493-2577
                                --------------

                   Notice of Annual Meeting of Stockholders
                           to be held on May 7, 1998
                                --------------

TO THE STOCKHOLDERS OF LETCHWORTH INDEPENDENT BANCSHARES CORPORATION:

     PLEASE TAKE NOTICE, that the Annual Meeting of Stockholders of Letchworth Independent Bancshares Corporation (the "Company") will be held on May 7, 1998, at 11:00 a.m., at the Batavia Party House located on Route 5, Stafford, New York, for the following purposes:

     1. To elect two (2) directors of the Company who shall serve as members of the Board of Directors for a term of three (3) years;

     2. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to (a) increase the number of shares of common stock which the Company shall be authorized to issue from 1,500,000 shares of common stock to 5,000,000 shares of common stock, and (b) change each share of outstanding common stock into three (3) shares of common stock;

     3. To consider and act upon a proposal to approve the Letchworth Independent Bancshares Corporation Stock Option Plan of 1998, and to reserve 500,000 shares of the Company's common stock for issuance thereunder;

     4. To consider and act upon a proposal to ratify the selection of Price Waterhouse LLP as independent accountants of the Company; and

     5. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Accompanying this Notice are a Proxy, Proxy Statement, and a copy of the Company's Annual Report for the year ended December 31, 1997.

     Whether or not you expect to be present at the meeting, please sign and date the Proxy and return it in the enclosed envelope provided for that purpose. The Proxy may be revoked at any time prior to the time that it is voted. Only stockholders of record at the close of business on March 27, 1998, will be entitled to vote at the Annual Meeting.


                              BY ORDER OF THE BOARD OF DIRECTORS



                              James W. Fulmer
                              President and Chief Executive Officer

Castile, New York

April 13, 1998

                 LETCHWORTH INDEPENDENT BANCSHARES CORPORATION
                             50 North Main Street
                           CASTILE, NEW YORK  14427
                                (716) 493-2577

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 7, 1998


          This Proxy Statement is furnished by Letchworth Independent Bancshares Corporation (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 7, 1998, at 11:00 a.m., at the Batavia Party House located on Route 5, Stafford, New York, for the purposes set forth in the Notice of Annual Meeting of Stockholders and any and all adjournments thereof (the "Annual Meeting").

          The enclosed Proxy is solicited by the Board of Directors of the Company. All properly executed Proxies received in time for the Annual Meeting will be voted as specified. If no instructions are specified on a Proxy, the Proxy will be voted FOR all of the proposals.

          All of the expenses involved in preparing, assembling, and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This Proxy Statement and accompanying form of Proxy are being mailed to stockholders on or about April 13, 1998.

                               REVOCATION RIGHTS

          ANYONE WHO HAS GIVEN A PROXY MAY REVOKE IT AT ANY TIME PRIOR TO THE VOTING THEREOF BY SIGNING, DATING AND DELIVERING A SUBSEQUENT PROXY OR BY DELIVERING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY ATTENDING THE MEETING AND NOTIFYING THE SECRETARY OF HIS OR HER INTENTION TO VOTE IN PERSON.

                               VOTING SECURITIES

          Only holders of record of common stock of the Company (the "Common Stock") at the close of business on March 27, 1998 (the "Record Date") will be entitled to vote at the Annual Meeting. The Common Stock constitutes the only class of outstanding voting securities issued by the Company. At the close of business on the Record Date, 1,125,852 shares of Common Stock were outstanding and entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote with respect to matters to be voted on at the Annual Meeting.

          The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum and in the event there are not sufficient votes, the Annual Meeting may be adjourned. Directors shall be elected by a plurality of the eligible votes cast, and the approval and/or ratification of the other proposals to be considered at the Annual Meeting will be determined by a majority of the eligible votes cast. Abstentions, in person or by proxy, shall be counted toward a quorum, but abstentions under New York law are not deemed to be votes cast and therefore abstentions have no effect on the outcome of the vote, which requires either a plurality or majority of the "votes cast," depending upon the proposal. Shares held by brokers or nominees on behalf of beneficial owners are treated like abstentions; the shares count toward a quorum if the broker or nominee returns the duly executed Proxy indicating no vote is being cast with respect to a particular proposal, but there is no effect on the outcome of the vote on any such matter for which no vote is being cast because action requires a plurality or majority of "votes cast."


          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          Information as to the name, address and holdings of each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock as of March 24, 1998, is set forth below. Except as otherwise indicated in this Proxy Statement, the Company believes that each person whose share holdings are listed below has the sole voting and investment power with respect to such shares.


                                     Amount of
                                     Common Stock   Percent of
Name and Address                     Beneficially   Common Stock
Beneficial Owner                     Owned          Outstanding(1)
-----------------------------------  -------------  --------------

Charles L. Van Arsdale               75,270 (2)     6.56%
5136 Park Road West
Castile, NY  14427

Letchworth Independent Bancshares    82,702 (3)     7.20%
  Corporation Employee Stock
  Ownership Plan
50 North Main Street
Castile, New York  14427

______________________

(1) These percentages have been calculated based upon 1,148,060 shares of the Company's Common Stock outstanding, which amount includes the shares of Common Stock that James W. Fulmer, Brenda L. Copeland and Steven C. Lockwood have the right to acquire pursuant to the exercise of certain options granted under the Letchworth Independent Bancshares Corporation Stock Option Plan of 1990 (the "Option Plan") that are exercisable within sixty (60) days of the date of this Proxy Statement.

(2)  Includes 18,668 shares of Common Stock owned by Mr. Van Arsdale's wife.

(3) Includes the shares of Common Stock allocated to certain officers and directors of the Company and The Bank of Castile (the "Bank"). The participants in the ESOP have the sole power to vote shares and dispositive powers for shares which have been allocated to participant accounts. Only 23,547 shares of Common Stock in the ESOP have not been allocated to participant accounts. See "INFORMATION CONCERNING DIRECTORS AND OFFICERS - Executive Compensation -- Benefits --- Employee Stock Ownership Plan."

          Officers and directors of the Company, including the Board of Directors' nominees for election to the Board of Directors of the Company, as a group, owned 197,741 shares of Common Stock, including shares subject to stock options that are exercisable within sixty (60) days of the date of this Proxy Statement (as defined in footnote (1) above), representing approximately 17.2% of the outstanding voting securities of the Company at March 24, 1998.


                             ELECTION OF DIRECTORS

          Proxies returned by stockholders will be voted at the Annual Meeting, in the absence of contrary indication, in favor of the election of Stanley J. Harmon and Patrick J. Dalton, as directors, to hold office for the term set forth below and thereafter until their respective successors have been duly elected and qualified, unless a prior vacancy shall occur by reason of the death, resignation, or removal from office of Mr. Harmon or Mr. Dalton. Although management has no reason to believe that either Mr. Harmon or Mr. Dalton will be unable to serve as a director, if that contingency should occur, it is intended that the shares represented by the Proxies will be voted, in the absence of contrary indication, for any substitute nominee designated by the Board of Directors, unless to the extent permitted by law the Board determines to reduce its size appropriately. Proxies will not be voted for more than two
(2) nominees to the Board of Directors.

          Pursuant to the Bylaws of the Company, a maximum of six (6) individuals may serve on the Board of Directors. The directors are elected in three (3) classes and in three (3) staggered three-year terms. In accordance with the Bylaws of the Company, at the Annual Meeting of Stockholders held on April 26, 1990, the stockholders of the Company elected five (5) members to the Board of Directors. One (1) director, James H. Van Arsdale, III, was re-elected at the Annual Meeting of Stockholders held on May 9, 1996 to serve until the Annual Meeting of Stockholders in 1999 and until his successor has been duly elected and qualified. Two (2) other directors, Charles L. Van Arsdale and James W. Fulmer, were re-elected at the Annual Meeting of Stockholders held on May 8, 1997 to serve until the Annual Meeting of Stockholders in 2000 and until their respective successors have been duly elected and qualified.

          As a result, only two (2) directors are to be elected at the Annual Meeting to serve until the Annual Meeting of Stockholders in 2001 and until their respective successors are duly elected and qualified. The election of each of the nominees requires the affirmative vote of a plurality of all votes cast by the stockholders entitled to vote in person or by proxy at the Annual Meeting.


                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
              A VOTE "FOR" THE ELECTION OF THE FOLLOWING NOMINEES

                                                                      Common Stock
                                     Director of      Positions With  Owned Bene-        Percent of
                                     the Company      the Company     ficially As of     Common Stock
Name                     Age         Since            and the Bank    March 24, 1998(1)  Outstanding (2)
----                     ---         --------         ------------    -----------------  ---------------

Stanley J. Harmon         77           1981           Secretary and
                                                      Director of          9,594(3)            .84%
                                                      the Company

Patrick J. Dalton         39           ----           Mr. Dalton is a           500            .04%
                                                      partner in the law
                                                      firm Harris Beach &
                                                      Wilcox, LLP, the
                                                      corporate counsel
                                                      for the Company
                                                      and the Bank

___________________________


(1)  All such shares are owned with sole investment and voting power.

(2) These percentages have been calculated based upon 1,148,060 shares of the Company's Common Stock outstanding, which amount includes the shares of Common Stock that certain officers and directors have the right to acquire pursuant to the exercise of certain options granted under the Option Plan within sixty (60) days of the date of this Proxy Statement.

              Stanley J. Harmon, a retired funeral home director, has been the
              -----------------
Secretary and a director of the Company since 1981. Mr. Harmon served as a director of The Bank of Castile, the Company's wholly-owned subsidiary (the "Bank"), from 1960 until April 30, 1993, when he retired.

              Patrick J. Dalton, Esq. has been a partner in the law firm of
              -----------------------
Harris Beach & Wilcox, LLP, located in Rochester, New York, since 1994. Mr. Dalton is co-chairman of the firm's Business, Financial and Commercial Transaction Practice Area, and is a member of the firm's Management Committee. Harris Beach & Wilcox, LLP serves as corporate counsel to the Company and the Bank.

              The following table sets forth various information relating to the members of the Board of Directors who will continue to serve in such capacity as set forth below:

                                                            Common Stock
                                                            Owned Bene-
                            Director of  Positions With     ficially As       Percent of
                            the Company  the Company        of March 24,      Common Stock
Name                   Age  Since        and the Bank       1998(1)           Outstanding (2)
----                   ---  -----------  --------------     -------------     ---------------

DIRECTORS WITH TERMS EXPIRING IN 1999:
James H.               77      1981       Chairman of the     37,283 (3)          3.25%
Van Arsdale, III                          Board of Directors
                                          and Director of
                                          the Company

DIRECTORS WITH TERMS EXPIRING IN 2000:

Charles L. Van Arsdale  74  1981    Director of the      75,720 (4)      6.56%
                                    Company

James W. Fulmer         46  1981    President, Chief      38,466 (5)      3.35%
                                    Executive Officer and
                                    Director of the Company,
                                    Chairman of the Board of
                                    Directors, Chief Executive
                                    Officer and Director of the
                                    Bank

---------------------------------------

(1)  All such shares are owned with sole investment and voting power.

(2) These percentages have been calculated based upon 1,148,060 shares of the Company's Common Stock outstanding, which amount includes the shares of Common Stock that certain officers and directors of the Company have the right to acquire pursuant to the exercise of certain options granted under the Option Plan within sixty (60) days of the date of this Proxy Statement.

(3)  Includes 4,851 shares of Common Stock owned by Mr. Van Arsdale's wife.

(4)  Includes 18,668 shares of Common Stock owned by Mr. Van Arsdale's wife.

(5) Includes 13,576 shares of Common Stock that Mr. Fulmer has the right to acquire by the exercise of certain stock options granted under the Option Plan that are exercisable within sixty (60) days of the date of this Proxy Statement, as well as 3,182 shares of Common Stock allocated to Mr. Fulmer under the ESOP and 309 shares of Common Stock owned by Mr. Fulmer's wife.


              Mr. James H. Van Arsdale, III, a director of the Company since
              -----------------------------
1981, was named Chairman of the Board of Directors of the Company in 1981.
Prior to that time, Mr. Van Arsdale performed various managerial functions for the Bank and held various executive offices of the Bank. He was the Chairman of the Board of Directors of the Bank until 1992, when he retired. Mr. Van Arsdale had also been a director of the Bank since 1948. Mr. Van Arsdale is the brother of Mr. Charles L. Van Arsdale.

              Mr. Charles L. Van Arsdale was the President of the Company from
              --------------------------
the date of its incorporation in 1981 until December 31, 1990. In addition, Mr. Van Arsdale was a director of the Bank from 1949 until his retirement in 1996. Prior to 1981, Mr. Van Arsdale performed various managerial functions for the Bank and held various executive offices of the Bank. Mr. Van Arsdale is the brother of Mr. James H. Van Arsdale, III.

              Mr. James W. Fulmer has served as the President and Chief
              -------------------
Executive Officer of the Company since January 1, 1991, and as the Chief Executive Officer of the Bank since January, 1996. He has served as director of the Bank since 1988. Before joining the Company as the Executive Vice President in December, 1988, Mr. Fulmer held various executive positions with Fleet Bank of New York (formerly known as Security New York State Corporation and Norstar
Bank) for approximately twelve (12) years and with the Genesee Valley Penny Saver for approximately one year. Mr. Fulmer served as Vice Chairman of the Board of Directors of the Bank from 1991 until May 1, 1992, when he assumed the position of Chairman of the Board of Directors of the Bank. Mr. Fulmer currently serves as a member of the Board of Directors of the Cherry Valley Cooperative Insurance Company, St. Jerome's

Hospital, the Genesee County Industrial Development Agency, and is Secretary of the Independent Bankers Association of New York State, and currently serves as a member of the Board of Directors of Monroe Abstract & Title Corporation. He is also the past Chairman of the Executive Committee for Retail Banking for the New York State Bankers Association and is a past member of the Board of Directors of the New York State Bankers Association.

          During 1997, the Board of Directors of the Company met seven (7) times. During this period, all directors attended 75% or more of the total number of meetings of the Board of Directors. The Board of Directors has formed an Audit Committee to examine and review the accounting, reporting and financial practices of the Company. The Committee also reviews the reports of the Company's independent accountants, and reviews and approves all non-audit services to be performed by the independent accountants. The current members of the Audit Committee are Gunther K. Buerman, Charles L. Van Arsdale and Stanley
J. Harmon. It is anticipated that Mr. Dalton, if elected, would replace Mr. Buerman as a member of the Audit Committee. During fiscal 1997, the Audit Committee met one (1) time. Although the Board of Directors does not have a Nominating Committee or Compensation Committee, it has formed an Option Committee to administer the granting of options uner the "1998 Option Plan," defined below.


                 INFORMATION CONCERNING DIRECTORS AND OFFICERS

Executive Compensation
----------------------

          The following table shows, for the years ended December 31, 1997, 1996 and 1995, the total cash compensation paid by the Company and the Bank to executive officers who received total annual salary and bonus in excess of $100,000 and to the Chief Executive Officer of the Company.

                          SUMMARY COMPENSATION TABLE

                                        Annual Compensation                             Long-Term Compensation
                                 ------------------------------------  -------------------------------------------------------------

                                                                                  Awards
                                                                       ---------------------------
                                                                                                    Long Term
Name and                                                Other Annual    Restricted                  Incentive     All Other
Principal                                               Compensation2  Stock Award(s) Options/SARs  Payout     Compensation  3
Position                  Year  Salary ($)1  Bonus ($)  ($)                 ($)          (#)         ($)             ($)
------------------------  ----  -----------  --------   ------------   -------------   -------   -----------   ---------------
James W. Fulmer           1997     $141,463   $20,000       None           None          None        None          $16,087
President, CEO            1996     $128,015   $17,500      $8,345          None          None        None          $ 7,349
& Director of             1995     $119,111   $17,500      $8,345          None          None        None          $10,454
the Company, and
Chairman of the
Board of the Bank

Brenda L. Copeland        1997     $113,311   $15,000       None           None          None        None          $16,477
President of              1996     $105,601   $13,000       None           None          None        None          $ 6,042
 the Bank                 1995     $ 98,775   $13,000       None           None          None        None          $ 8,648
-------------------------------------

     (1) Includes matching contributions under the Company's 401(k) plan in an amount equal to $3,680.30, $3,290.30, and $3,050.32, respectively, for James W. Fulmer, and $2,999.04,

          $2,790.00, and $2,624.96, respectively, for Ms. Brenda L. Copeland, for the years ended December 31, 1997, 1996, and 1995, respectively, as well as director's fees and certain fringe benefits such as automobiles and group term life insurance.

     (2) The amounts disclosed represent the Company's contribution pursuant to the Executive Supplemental Income Agreements executed by and between the Company and each of Mr. Fulmer and Ms. Copeland. See "Executive Compensation - Benefits -- Executive Supplemental Income Agreements."

     (3) The amounts disclosed represent the portion of the Company's contribution to the Employee Stock Ownership Plan ("ESOP") allocated to Mr. Fulmer and Ms. Copeland, respectively.


          During 1996, all directors of the Company received an annual retainer of $3,350 in lieu of meeting attendance fees. During 1996, the directors of the Bank each received an annual retainer of $7,550 in lieu of meeting attendance fees. During 1996, the Board of Directors of the Bank met fourteen (14) times. Two (2) of the members of the Board of Directors of the Bank entered into a certain Deferred Compensation Agreement relating to all amounts received from the Bank during the period from 1986 until 1990. Under these agreements, all fees earned as a director during that period are deferred until such director's death or retirement from the Board of Directors of the Bank. Payments of the fees so deferred, as well as all earnings on such deferred amounts, are then paid to such director or his beneficiary, as the case may be, in one hundred twenty (120) equal monthly installments. The Bank does not currently intend to offer such agreements to other members of its Board of Directors.

          In addition, during 1996, one designated director of the Board of Directors of the Bank received a weekly fee of $100 for his services in connection with the Bank's Loan Committee. Members of the Examining Committee also receive a quarterly fee of $100 in lieu of meeting attendance fees.

Employment Contracts
--------------------

          On January 1, 1991, James W. Fulmer began to serve as the President and Chief Executive Officer of the Company in accordance with his employment agreement dated September 12, 1989, as amended, effective January 1, 1991. Subsequently, on May 1, 1992, Mr. Fulmer became the Chairman of the Board of Directors of the Bank. Pursuant to the terms of the agreement, as amended, each year the term of Mr. Fulmer's employment agreement is automatically extended for an additional year so that the term of the employment agreement is always three
(3) years. In the event that the Company terminates the employment agreement without cause, the Company is required to pay Mr. Fulmer, as severance pay, his annual compensation plus all fringe benefits for a period of three (3) years from the date of such termination. In addition, in the event of such termination without cause or the sale, merger, or substantial reorganization of the Company or the Bank, all of Mr. Fulmer's options to purchase Common Stock shall become immediately exercisable. See "INFORMATION CONCERNING DIRECTORS AND OFFICERS - Executive Compensation -- Benefits --- Stock Option Plan."

          Effective January 1, 1991, the Company entered into an amended employment agreement with Ms. Brenda L. Copeland whereby Ms. Copeland agreed to serve as the President of the Bank or in any other capacity that the Board of Directors of the Company or the Bank may reasonably request. Each year the term of Ms. Copeland's employment agreement is automatically extended for an additional year so that the term of the employment agreement is always three (3) years. In the event that the Company terminates the employment agreement without cause, the Company is required to pay Ms. Copeland, as severance pay, her annual compensation plus all fringe benefits for a period of eighteen (18) months from the date of such termination. In addition, in the event that the Company terminates the employment agreement as a result of a change of "control" of the Company, the Company is required to pay Ms. Copeland, as severance pay, her annual compensation plus all fringe benefits for a period of three (3) years from the date of such termination. For purposes of the employment agreement, the term "control" is defined as the possession of the power to elect a majority of the members of the Board of Directors of the Company through the ownership of voting securities in the Company.

Benefits
--------

              Employee Stock Ownership Plan.  In 1986, the Board of Directors of
              -----------------------------
the Company adopted the Employee Stock Ownership Plan ("ESOP"), effective as of January 1, 1986. Employees eligible to participate in the ESOP are all regular full-time employees on the effective date of adoption of the ESOP, and any employees hired subsequent to that date who have completed one year of service, work at least 1,000 hours per year, and have attained the age of 21 years. Contributions to the ESOP are discretionary, as determined by the Board of Directors of the Bank. All funds contributed are received, held, invested and reinvested by the ESOP trustee. Although the trustee may invest the funds contributed to the ESOP in such prudent investments as the trustee deems desirable, substantially all the trust funds are invested in the Common Stock of the Company.

          Each participant is entitled to direct the trustee as to the exercise of any voting rights attributable to the shares of Common Stock allocated to such participant and if the trustee receives no voting instructions, the shares of Common Stock are not voted. All shares of Common Stock of the ESOP not allocated to the plan participants is voted by the trustee in its sole discretion. The ESOP also contains provisions permitting the ESOP to borrow funds to purchase Common Stock and on June 16, 1986, the ESOP borrowed $500,000 pursuant to a certain loan and pledge agreement with two (2) unaffiliated banks. The proceeds of the loan were used to purchase approximately 48,000 newly issued shares of Common Stock, after giving effect to the 6-for-1 stock split of the Company, with such shares pledged as security for the payment of principal and interest as provided in the above-mentioned agreement. All amounts due and owing under this loan have been satisfied.

          In November of 1990, the Company borrowed $185,500 on behalf of the ESOP pursuant to a loan and pledge agreement with an unaffiliated bank. The loan proceeds were used to purchase 14,000 shares of the Company's outstanding stock, with such shares pledged as security for the payment of principal and interest as provided in said agreement. In November of 1993, the Company borrowed $301,000 on behalf of the ESOP to purchase 15,050 shares of the Company's Common Stock and 15,050 warrants to purchase additional shares of Common Stock as part of the Company's public offering. All amounts due and owing under these loans were subsequently refinanced with the Bank (with appropriate collateral granted to the Bank), which in turn, borrowed the funds from the Federal Home Loan Bank under an existing accommodation. In 1995, the Company borrowed $140,511 on behalf of the ESOP to purchase 5,500 shares of Common Stock. During 1997, the ESOP exercised all of its warrants and purchased 15,050 shares of Common Stock for an amount equal to $346,150.

          Upon an ESOP participant's retirement, disability or death, as those terms are defined in the ESOP, the participant shall be fully vested in all amounts allocated to such participant under the ESOP, as well as such participant's share in the allocation of all contributions made by the Company during the "Plan Year" (as that term is defined in the ESOP) in which such retirement, disability or death occurs. In the event a participant's service terminates for any reason other than retirement, disability or death, such participant's account becomes vested based upon the number of years of "Credited Service" of such participant (as that term is defined in the ESOP) in accordance with the following schedule, as amended so as to comply with the requirements of the Tax Reform Act of 1986, as amended (the "1986 Act"):

          Credited Service          Vested Percentage
          ----------------          -----------------

          Less than three years            0%
          Three years                     30%
          Four years                      40%
          Five years                     100%


          Contributions to the ESOP amounted to $101,800, $149,700, and $168,700 for the years ended December 31, 1997, 1996, and 1995, respectively.

          Defined Benefit Pension Plan.  The Company maintains a defined benefit
          ----------------------------
pension plan for the benefit of all employees covered under the Company's prior pension plan and any other employees with at least six (6) months of service who work at least 1,000 hours per year and have attained the age of 21 years. Amounts contributed to the pension plan for each covered employee by the Company are determined on an actuarial basis. The discount rate used in determining the actuarial present value of accumulated benefits was seven percent (7.0%) at December 31, 1997 and at December 31, 1996, respectively.

          Under the plan, a participant is eligible for the "Normal Retirement Pension Benefits" upon attainment of age 65 years. Vested employees who terminate before attaining age 65 may elect optional early retirement benefits (at reduced levels).

          The following table sets forth the current regular vesting schedule for participants under the plan, as amended so as to comply with the requirements of the 1986 Act):

          Years of Service    Vested Percentage
          ----------------    -----------------

          Less than three years       0%
          Three years                20%
          Four years                 40%
          Five years                 60%
          Six years                  80%
          Seven years               100%

          An employee's "Normal Retirement Pension" benefit under the plan is an amount (payable monthly in the form of a life only annuity) equal to the product of 1% of such employee's "Average Compensation" and such employee's years of "Benefit Accrual Service" (not to exceed forty (40) years), as those terms are defined in the plan. The following table sets forth the annual Normal Retirement Pension benefit at age 65 to an employee covered by the plan for each of the following Average Compensation amounts and periods of Benefit Accrual Service with the Company.

                       Normal Retirement Pension Benefit
                      for Years of Benefit Accrual Service
                      ------------------------------------

Average
Compensation    15 Years    20 Years    25 Years    30 Years    35 Years    40 Years
------------    --------    --------    --------    --------    --------    --------
$15,000         $ 2,250     $ 3,000     $ 3,750     $ 4,500     $ 5,250     $ 6,000

$30,000         $ 4,500     $ 6,000     $ 7,500     $ 9,000     $10,500     $12,000

$45,000         $ 6,750     $ 9,000     $11,250     $13,500     $15,750     $18,000

$60,000         $ 9,000     $12,000     $15,000     $18,000     $21,000     $24,000

$75,000         $11,250     $15,000     $18,750     $22,500     $26,250     $30,000


          The pension plan also provides for certain disability retirement benefits and death benefits as well as optional forms of payment of benefits which a covered employee may elect. The benefits provided for under the plan are in addition to and separate from the benefits available to the participants under the Social Security Act.

          The pension plan was adopted in 1986, to be effective as of January 1, 1986, the date in which the Company terminated its former defined benefit pension plan. There were no contributions made in 1997, 1996 or 1995.

          401(k) Plan. The Bank maintains a qualified 401(k) plan, entitled the
          -----------
"Salary Savings Plan of The Bank of Castile," to encourage the accumulation of savings for retirement or other purposes. Employees of the Bank who have attained the age of 20-1/2 years and work at least 1,000 hours per year are eligible to join the plan following the completion of six (6) months of service.

          Under the terms of the plan, participants may elect to contribute from 1% to 6% of their eligible salary and the Bank contributes an amount equal to 50% of this participant contribution for employees. Employees may elect to contribute up to an additional 9% of eligible salary without any matching Bank contribution.

          All amounts contributed into the plan are invested with the Principal Mutual Life Insurance Company (formerly known as Bankers Life Company), with its principal office located at 711 High Street, Des Moines, Iowa. Pursuant to the plan, contributions by and for employees are held in trust by the Bank.

          Participants are immediately fully vested in all contributions to the plan. Withdrawals of contributions are subject to limitations and except in the event of hardship, generally not permitted until termination of employment or the participant's attainment of "Normal Retirement Age", as that term is defined in the plan. During 1997, the Company contributed a total of $3,680.30 as a matching contribution for James W. Fulmer, and $2,999.04 as a matching contribution for Brenda L. Copeland, which amounts are included in the Summary Compensation Table set forth on page 6 of this Proxy Statement.

          Executive Supplemental Income Agreements.  The Bank has also entered
          ----------------------------------------
into certain executive supplemental income agreements which provide for specified deferred compensation benefits payable to certain highly compensated officers and members of a select management group of the Bank in the event of death, disability or retirement. The Board of Directors, in its sole discretion, determines who is eligible to participate in this arrangement. Although the Bank is not under any obligation whatsoever to fund its obligations under the above-mentioned agreements, the Bank is both the owner and beneficiary of a life insurance policy on the life of each participant, the proceeds from which can be used to fund the after-tax cost of the promised benefits. Charges to income related to these agreements were approximately $34,700, $42,500, and $37,000 for the years ended December 31, 1997, 1996, and 1995, respectively.

          Under these agreements, a participant who has reached "Normal Retirement Age," as that term is defined in the agreements, and has attained twenty (20) continuous years of service with the Bank (including periods of disability and authorized leaves of absence) receives an annual amount equal to the difference between (i) 75% of such officer's average "Annual Compensation," as that term is defined in the agreements, during his final five (5) calendar years of employment with the Bank, and (ii) the sum of all social security benefits paid to such officer and any amounts paid to such officer under the Company's defined benefit pension plan. Participants may retire after age 55 with the approval of the Board of Directors and in the event that there has been a buy-out, merger, or substantial change in ownership of the Bank, an officer may retire at any time after attaining the age of 55 years without approval of the Board of Directors. In either case, the benefits available on early retirement are equal to the benefits available at "Normal Retirement Age," actuarially reduced. The agreements also contain certain provisions for the payment of pre-"Normal Retirement Age" death benefits.

          Stock Option Plan.  At the Annual Meeting of Stockholders of the
          -----------------
Company on April 26, 1990, the stockholders approved the Letchworth Independent Bancshares Corporation Stock Option Plan of 1990 (the "Option Plan"). The purpose of the Option Plan is to increase the incentive and to encourage the continued employment and services of key employees of the Company and the Bank by facilitating their purchase of a stock interest in the Company. Management believes that the implementation of the Option Plan is in the best interests of the Company and its stockholders since it will enhance the Company's ability to continue to attract and retain qualified directors, officers and other key employees.

          Under the Option Plan, the Board of Directors may grant incentive stock options as well as options that do not qualify as incentive stock options ("non-statutory stock options"). The Board of Directors determines the individuals to receive grants and the number of shares to be awarded, subject to certain federal tax regulations in the case of incentive stock options granted under the Option Plan. The Option Plan provides that the exercise price under each incentive stock option shall be no less than 100% of the "Fair Market Value" (as defined in the Option Plan) of the Common Stock on the date the option is granted. The exercise price for each non-statutory stock option granted under the Option Plan is the price established by the Board of Directors of the Company, which normally is expected to be no less than 100% of the "Fair Market Value" (as defined in the Option Plan) of the Common Stock on the date the option is granted.

          On May 3, 1990, the Company issued options to acquire 81,258 shares of its Common Stock at a purchase price of $15.00 per share, and on July 16, 1996, the Company granted options to acquire 17,000 shares of Common Stock at a purchase price of $29.00 per share. During 1997, 20,766 options were exercised under the Option Plan, including the exercise by Mr. Fulmer and Ms. Copeland of
10,000 options and 8,400 options, respectively.   As of December 31, 1997,
45,782 stock options have been exercised under the Option Plan, and as of such date, Mr. Fulmer and Ms. Copeland have exercised a total of 20,000 options and 16,800 options, respectively.

          The following table shows the aggregate number of options outstanding as of March 24, 1998 for each of James W. Fulmer and Brenda L. Copeland, and for all executive officers of the Company as a group.

                          Number of Options  Average Per
                             Outstanding     Share Price*
                          -----------------  ------------

James W. Fulmer                 13,576          $15.00
Brenda L. Copeland               8,382          $15.00
All Executive Officers
  as a Group                    24,458          $16.43**
---------------------------------------------------------
* This price represents the "Fair Market Value," as that term is defined in the Option Plan, of the Common Stock of the Company on the date that the options were granted.
** This price represents a weighted average of the exercise price of all of the options currently outstanding to all executive officers of the Company.

          The following table shows the number of options exercised and the value of "in-the-money" options exercised by each of James W. Fulmer and Brenda
L. Copeland during 1997, as well as the breakdown between options granted to Mr. Fulmer and Ms. Copeland that were exercisable and unexercisable as of December 31, 1997, and the potential value of "in-the-money" options, both exercisable and unexercisable, as of December 31, 1997. "In-the-money" options are those options where the Fair Market Value of the Company's Common Stock as of the close of the fiscal year was in excess of the exercise price established on the grant date. This value is only realized by the executive when the option is exercised and will fluctuate with changes in the price for the Company's Common Stock after the close of the fiscal year.


                                                No. of Unexercised            Value of "In-the-Money"
                         Shares                 Options at                    Unexercised Options at
                      Acquired on    Value      December 31, 1997             December 31, 1997
Name                    Exercise    Realized*   (Exercisable/Unexercisable)  (Exercisable/Unexercisable)**
----                  -----------  ----------   --------------------------   ----------------------------

James W. Fulmer            10,000    $317,500            13,576 / 0                 $448,008 / $ 0
Brenda L. Copeland          8,400    $266,700             8,382 / 0                 $276,606 / $ 0

----------------

* Represents the value of "In-the"Money" options on the date that the options were exercised by Mr. Fulmer and Ms. Copeland during 1997. As of the date of this Proxy Statement, neither Mr. Fulmer nor Ms. Copeland have sold any of the shares of Common Stock acquired by the exercise of said options.

** Assumes that the "Bid" price of a share of the Company's Common Stock at December 31, 1997 was $48.00, and that said price represented a reasonable valuation of the Company's Common Stock as of such date.

     No assurances can be given relating to the dilutive effect that the Option Plan, the 1998 Option Plan, or options granted thereunder may have on the outstanding Common Stock.


              STOCK SPLIT AND INCREASE IN AUTHORIZED COMMON STOCK

     The Board of Directors deems it advisable and in the best interest of the Company and its stockholders that the Certificate of Incorporation of the Company be amended to effect a three-for-one split in the outstanding shares of the Common Stock of the Company, so that each outstanding share of Common Stock, par value $1.00 per share, will thereafter become three shares of Common Stock, par value $1.00 per share (hereinafter sometimes referred to as the "Stock Split" or "Split"). The Stock Split will not affect the relative rights of any stockholder or result in the dilution or diminution of that stockholder's proportionate interest in the Company. In the opinion of the Board of Directors, the Stock Split will enhance the marketability of the Common Stock of the Company and will result in a wider distribution of such stock.

     To implement the Stock Split, as well as to provide additional authorized Common Stock for the future needs of the Company, the Certificate of Incorporation, upon approval by the stockholders, will be amended to increase the authorized shares of Common Stock from 1,500,000 shares, par value $1.00 per share, to 5,000,000 shares of Common Stock, par value $1.00 per share.

     The Option Plan provides, in the case of a stock split, for appropriate adjustments in the number and price of shares of Common Stock issuable upon exercise of options and in the number of shares available for options. If the proposed amendment to the Certificate of Incorporation and the proposed increase in authorized shares of Common Stock are approved, these adjustments will take effect as of the effective date of the Stock Split.

     As of March 24, 1998, there were 1,125,852 shares of Common Stock outstanding. As of that same date, 52,476 shares of Common Stock were reserved for issuance upon the exercise of stock options granted under the Option Plan, and 1,742 shares of Common Stock were reserved for issuance upon the exercise of stock options which may be granted under the Option Plan. Assuming that the 1998 Option Plan is approved by the stockholders, no additional options will be granted under the Option Plan. After giving effect to the Stock Split, there would have been issued and outstanding as of the same date, 3,377,556 shares of Common Stock, and 1,622,444 shares of Common Stock would have been authorized and unissued, of which 157,428 shares would have been reserved for issuance upon the exercise of stock options granted under the Option Plan.

     The Company has no present plans to issue any of the additional shares of Common Stock except for those to be issued in connection with the Stock Split and those to be reserved under the Option Plan and under the 1998 Option Plan. See "APPROVAL OF STOCK OPTION PLAN OF 1998" on page 15 of this Proxy Statement. The Board of Directors, however, believes it to be in the best interest of the Company to increase the authorized shares of Common Stock in order to meet possible future contingencies for which the issuance of shares may be deemed advisable. These additional authorized shares would be subject to issuance in the discretion of the Board of Directors from time to time for any proper corporate purpose without further action by the shareholders, except as may be required by law or other governmental or regulatory bodies.

     The Company has been advised by its counsel that, in their opinion, the Stock Split will not result in any taxable gain or deductible loss being recognized by stockholders for federal income tax purposes. A stockholder's tax basis for shares held immediately prior to the Split will be allocated proportionately among the shares held prior to the Stock Split and the shares received as a result of the Split. The holding period of the shares received as a result of the Split shall include the period for which the shares held immediately prior to the Split were held.

     Since the Stock Split will increase the number of shares held by each stockholder, higher total brokerage commissions and higher New York State transfer taxes (when applicable) may be paid in selling the higher number of shares following the Split.

     If the requisite stockholder approval is obtained, it is expected that a Certificate of Amendment to the Certificate of Incorporation of the Company will be filed in the Department of State of the State of New York and, upon acceptance thereof by the Secretary of State, the amendment will become effective. From and after the close of business on that day, which is expected to be on or about May 8, 1998 (the "Effective Date"), each certificate representing shares of the Company's present Common Stock, par value $1.00 per share, would continue to represent the same number of shares of Common Stock, par value $1.00 per share, and it is anticipated that on or about June 1, 1998, the Company will cause to be mailed to each holder of Common Stock of record as of the close of business on the Effective Date, certificates for new shares of Common Stock, par value $1.00 per share, at the rate of two (2) shares for each share of the Common Stock registered in the stockholder's name at the close of business on the Effective Date. The additional shares of Common Stock will be listed on the National Association of Securities Dealers Small Cap Market prior to issuance.

     It will not be necessary for any stockholders to submit certificates for exchange since the present certificates will represent exactly the same number of shares of Common Stock as the number of shares of Common Stock held immediately preceding the Effective Date.

     It is very important that you keep your present Common Stock certificates. Please do not return them to the Company, or its transfer agent, and above all, do not destroy them.

     The affirmative vote of the holders of a majority of all outstanding shares of Common Stock is required for approval of the proposals. Approval of the Stock Split is contingent upon approval of the increase in authorized Common Stock. Approval of the increase in authorized Common Stock, however, is not contingent upon approval of the Stock Split.

     Please remember that you DO NOT need to turn in your stock certificate(s) if the Stock Split is approved.

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                A VOTE "FOR" THE PROPOSALS TO INCREASE THE
                AUTHORIZED COMMON STOCK AND TO IMPLEMENT THE
                STOCK SPLIT


                     APPROVAL OF STOCK OPTION PLAN OF 1998

          On January 15, 1998, the Board of Directors of the Company adopted, subject to stockholder approval, the Stock Option Plan of 1998 (the "1998 Option Plan"). The 1998 Option Plan, as proposed, is set forth on Exhibit A to this Proxy Statement, and the following description of the 1998 Option Plan is qualified in its entirety by reference thereto.

          The Board of Directors recommends the reservation of 500,000 shares of the Company's Common Stock as the maximum number of shares which may be optioned and sold under the 1998 Option Plan. The "Bid" and "Ask" prices of the Common Stock, as reported on the NASDAQ System for March 23, 1998, were $51.50 per share and $54.50 per share, respectively.

          The purpose of the 1998 Option Plan is to promote the interests of the Company and its stockholders by helping the Company and its subsidiaries attract, retain, and motivate key employees of the Company and the Bank, including officers and directors who are employees of the Company or the Bank. In addition, the Letchworth Independent Bancshares Corporation Stock Option Plan of 1990, the current incentive stock option plan in place for the Company and the Bank, terminates on February 28, 2000. The 1998 Option Plan would replace the current Option Plan with a plan that will remain in effect until January 14, 2008. Upon approval of the 1998 Option Plan, the Option Plan currently in effect would terminate; provided, however, that the Option Plan would remain in effect to the extent that there remain unexercised options issued in accordance with the terms and conditions of that plan.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 1998 OPTION PLAN AND "FOR" THE RESERVATION OF 500,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER

          The affirmative vote of stockholders holding at least a majority of Common Stock voting in person or by proxy at the Annual Meeting is necessary for approval of the 1998 Option Plan. Unless otherwise specified, Proxies solicited by the Board of Directors will be voted "FOR" the adoption of the 1998 Option Plan and the reservation of 500,000 shares of Common Stock for issuance thereunder.

Summary of the 1998 Option Plan
-------------------------------

          Administration.  The Board of Directors has formed an Option
          --------------
Committee which will be responsible for administering the 1998 Option Plan. The Option Committee shall be composed solely of two (2) or more "Non-Employee Directors," as that term is defined in Rule 16b-3(b)(3)(i) promulgated under
Section 16 of the Securities Exchange Act of 1934, as amended (the"Exchange Act"). The Option Committee has full authority, subject to the terms of the 1998 Option Plan, to make all determinations under the 1998 Option Plan. The Company will indemnify each member of the Board of Directors and the Option Committee for actions taken under the 1998 Option Plan.

          Incentive and Non-Statutory Stock Options.  The Option Committee may
          -----------------------------------------
grant Incentive Stock Options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended) under the 1998 Option Plan and options which do not qualify as Incentive Stock Options ("Non-Statutory Stock Options").

          Eligibility.  The persons eligible to receive options under the 1998
          -----------
Option Plan shall be such officers and key employees of the Company and its subsidiaries, including the Bank, as the Option Committee of the Company shall select from time to time. Directors who are not otherwise officers or employees of the Company shall not be eligible to receive options under the 1998 Option Plan.

          Stock Subject to 1998 Option Plan.  The number of shares of Common
          ---------------------------------
Stock of the Company which may be subject to options granted under the 1998 Option Plan is 500,000 shares. Shares subject to options which are no longer exercisable will be available for issuance pursuant to other options.

          Exercise Price.  The 1998 Option Plan provides that the exercise price
          --------------
under each option shall be no less than 100% of the Fair Market Value (as defined in the 1998 Option Plan) of the Common Stock on the day the option is granted. The exercise price of an option is to be paid in cash, or by the delivery of a certified check or a bank check payable to the order of the Company. Alternatively, an optionee may pay for such shares, in whole or in part, by the delivery of shares of Common Stock of the Company already owned by such optionee in exchange for such new shares, provided that the value of such shares so exchanged shall be determined by the value of such shares on the date of exercise.

          Non-Transferability.  Options granted under the 1998 Option Plan
          -------------------
generally may be exercised during the optionee's lifetime only by the optionee and shall not be assignable or transferable by the optionee, whether voluntarily or by operation of law or otherwise, except by Will or the laws of descent and distribution.

          Exercise.  Generally, except as otherwise specified by the Option
          --------
Committee, the the duration of each option will be ten (10) years from the date of grant and the optionee may exercise an option for certain amounts of the shares subject to the option based on the optionee's number of years of continuous service with the Company or a subsidiary of the Company from the date on which the option is granted. Except as otherwise specified by the Option Committee, after one year of continuous service, the optionee may exercise the option for up to 10% of the shares originally subject to the option; after two years of continuous service, the optionee may exercise the option for up to 20% of the shares originally subject to the option; after three years of continuous service, the optionee may exercise the option for up to 30% of the shares originally subject to the option; after four years of continuous service, the optionee may exercise the option for up to 40% of the shares originally subject to the option; after five years of continuous service, the optionee may exercise the option for up to 50% of the shares originally subject to the option; after six years of continuous service, the optionee may exercise the option for up to 60% of the shares originally subject to the option; after seven years of continuous service, the optionee may exercise the option for up to 70% of the shares originally subject to the option; after eight years of continuous service, the optionee may exercise the option for up to 80% of the shares originally subject to the option; and after nine years of continuous service, the optionee may exercise the option for all of the shares that remain subject to the option. In no event will an option be exercisable later than ten years from the date of grant of the option.

          Effect of Termination of Services.  Optionees shall have the right to
          ---------------------------------
exercise the vested portion of any options granted under the 1998 Option Plan only while the optionee maintains a relationship as an employee of the Company or any of its subsidiaries and has been an employee of one or more of such corporations continuously since the grant of the option, except as otherwise expressly provided in the 1998 Option Plan. An optionee will be eligible to participate under the 1998 Option Plan and will be treated as a continuing employee during the period when the optionee is on military duty, sick leave or other bona fide leave of absence if the period of such leave does not exceed ninety (90) days, or, if longer, so long as a statute or contract guarantees the optionee's right to re-employment with the Company or its subsidiary. If an optionee's employment is terminated because of the optionee's death, options held by the optionee may be exercised by the person designated in the optionee's Will or by the optionee's proper legal representative for a period of twelve
(12) months after the date of the optionee's death. If an optionee is an employee of the Company or a subsidiary of the Company and the termination is due to the optionee's permanent and total disability, options held by the optionee may be exercised for a period of twelve (12) months following the date of such permanent and total disability. If an optionee's employment with the Company or any of its subsidiaries is terminated without cause, all options granted under the 1998 Option Plan to said optionee shall vest immediately and any such unexercised options or portion thereof may be exercised, in whole or in part, by the optionee for a period of ninety (90) days after the effective date of such termination. In the event of an optionee's termination of employment for cause, any option or options held by him or her under this Plan, to the extent not exercised before the effective date of such termination, shall immediately terminate In the case of optionee's death or permanent and total disability, the options may be exercised only to the extent exercisable on the date of termination of employment. Notwithstanding any provision to the contrary, in no event is an option exercisable after the termination date specified in the option grant.

          Stock Dividends and Stock Splits.  The number, kind and price of the
          --------------------------------
shares subject to each outstanding option will be proportionately and appropriately adjusted in the event of any stock dividend, stock split, recapitalization, reclassification, or other similar change in the Company's outstanding securities. The number of shares of Common Stock of the Company reserved for issuance pursuant to options granted under the 1998 Option Plan will be adjusted by the Board of Directors for any such changes.

          Reorganization.  Pursuant to the terms and conditions of the 1998
          --------------
Option Plan, all options granted thereunder shall have full and immediate vesting in the event that (i) the Company shall dispose of all or substantially all of its assets as an entity and thereafter dissolve, or (ii) consolidate with or merge into another corporation or permit one or more corporations to consolidate with or merge into it, and pursuant to any such merger or consolidation, the Company shall not be the resulting or surviving corporation. In the event of any merger or consolidation involving the Company pursuant to which the Company shall be the resulting or surviving corporation, any options granted under the 1998 Option Plan shall not be subject to full and immediate vesting.

          Term of 1998 Option Plan; Amendment.  The 1998 Option Plan will
          -----------------------------------
terminate on January 14, 2008, ten (10) years from the date the 1998 Option Plan was adopted by the Board of Directors, or, if earlier, upon the purchase of all Common Stock subject to the 1998 Option Plan pursuant to the exercise of options granted thereunder. Any options outstanding after the termination of the 1998 Option Plan will remain in effect in accordance with their terms. The Board of Directors may terminate or amend the 1998 Option Plan, except that the Board may not, without stockholder approval, increase the number of shares of Common Stock as to which options may be granted or change the class of employees eligible to receive options under the 1998 Option Plan.

Federal Income Tax Consequences
-------------------------------

          Incentive Stock Options.  An optionee will not recognize taxable
          -----------------------
income upon the grant of an Incentive Stock Option under the 1998 Option Plan. In addition, an optionee will not recognize taxable income for regular tax purposes upon the exercise of an Incentive Stock Option if the optionee holds the shares acquired until at least one (1) year after exercise and, if later, until two (2) years after the date of grant of the option. The amount by which the fair market value of the shares exceeds the option exercise price at the time of exercise will be included in alternative minimum taxable income for purposes of the alternative minimum tax in the year of exercise. If an optionee acquires stock through the exercise of an Incentive Stock Option under the 1998 Option Plan and subsequently sells the stock after holding the stock for at least the holding periods described above, the gain (which is the difference between the sales price of the stock and the option exercise price) will be taxed as capital gain. Under current law, capital gain is taxed at rates that are generally lower than the rates for ordinary income. The character of the gain as capital gain may also be important for other purposes, such as offsetting capital losses. The gain will not be treated as compensation income except when the holding period requirements discussed above are not satisfied. A disposition of shares acquired pursuant to an Incentive Stock Option prior to the expiration of the holding periods will result in the recognition of compensatory income by the optionee in an amount equal to the "spread" between the option price and the fair market value of the shares at the exercise date, unless the fair market value of the shares on the sale date is less than the fair market value on the exercise date, in which case
             ----
the compensatory income would be limited to such lesser "spread" amount.

          An Incentive Stock Option does not entitle the Company to an income tax deduction except to the extent that an optionee recognizes taxable compensation income therefrom by reason of a disposition of the shares prior to the expiration of the holding periods.

          An optionee's basis in the shares acquired pursuant to the exercise of an Incentive Stock Option will be the option exercise price paid for such shares, for purposes of computing the optionee's gain on a subsequent disposition of the shares.

          Non-Statutory Stock Options.  An optionee will not recognize taxable
          ---------------------------
income upon the grant of a Non-Statutory Stock Option. When an optionee exercises a Non-Statutory Stock Option, the optionee will recognize taxable compensation income at that time equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. If, however, an optionee is subject to Section 16(b) of the Exchange Act (i.e., the optionee is an officer, director or ten percent (10%) shareholder of the Company and the option does not fall within the exemption provided by Section 16(b)), the optionee will not recognize taxable compensation income until six
(6) months after he or she exercises the Non-Statutory Stock Option, unless the optionee affirmatively makes an election to recognize the income on the exercise date, as discussed below. Assuming that no such election is made, the amount of the optionee's compensation income will equal the difference between the option exercise price and the fair market value of the stock on the date immediately preceding the six month anniversary date of optionee's exercise.

          An optionee who is subject to Section 16(b) may, however, elect under
Section 83(b) of the Internal Revenue Code of 1986, as amended, to be fully taxed at the time the optionee exercises his or her Non-Statutory Stock Option in the same manner as an optionee who is not subject to Section 16(b).

          An optionee will generally have a basis in stock acquired through the exercise of a Non-Statutory Stock Option under the 1998 Option Plan equal to the fair market value of the stock on the date of exercise. If the optionee subsequently sells the stock, the gain (which is the difference between the sales price and the optionee's basis) will be taxed as capital gain in the taxable year in which the sale occurs.

          Any compensation income recognized by an optionee upon the exercise of a Non-Statutory Stock Option will be allowable to the Company as a business deduction at the time it is recognized by the optionee.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Certain of the directors and officers of the Company and the Bank, members of their families and companies or firms with which they are associated, were customers of and had banking transactions with the Bank in the ordinary course of business during 1997. All loans and commitments to loan included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. None of such loans outstanding to directors or officers of the Company, members of their families or companies or firms with which directors or officers of the Company are associated were non-performing as of December 31, 1997. Total loans outstanding to all directors and executive officers of the Company and the Bank amounted to $6,464,700 at December 31, 1997.

          The law firm of Harris Beach & Wilcox, LLP serves as corporate counsel to the Company and the Bank. Patrick J. Dalton, one of the nominees to serve as a member of the Board of Directors of the Company, is a Partner and member of the Management Committee of Harris Beach & Wilcox, LLP.


                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP has served as the Company's independent accountants since June, 1989. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They will also be available to answer questions that may be asked by stockholders and have been selected by the unanimous vote of the Board of Directors of the Company to serve as independent accountants of the Company for the year ending December 31, 1998.


                           PROPOSALS OF STOCKHOLDERS

          Proposals of stockholders of the Company intended to be presented at the Company's next Annual Meeting of Stockholders must be received by the President of the Company at the address stated at the beginning of this Proxy Statement a reasonable time before Proxies are solicited for the next Annual Meeting of Stockholders in order for any such proposals to be included in the Company's Proxy Statement and form of Proxy relating to that meeting. The Company would expect to hold the next Annual Meeting of Stockholders in May of 1999 and would therefore expect to commence solicitation of Proxies for that meeting in early April of 1999.

                                 OTHER MATTERS

          The Board of Directors does not intend to bring before the Annual Meeting any business other than as set forth in this Proxy Statement and has not been informed that any other business is to be presented to the Annual Meeting. If any matters other than those referred to above should properly come before the meeting, however, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment.

          Please sign and return promptly the enclosed Proxy in the envelope provided. The signing of a Proxy will not prevent you from attending the Annual Meeting and voting in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    JAMES W. FULMER
                                    PRESIDENT AND CHIEF EXECUTIVE
                                    OFFICER


CASTILE, NEW YORK

APRIL 13, 1998

                                   EXHIBIT A
                                   ---------

                 LETCHWORTH INDEPENDENT BANCSHARES CORPORATION
                           STOCK OPTION PLAN OF 1998


     1.   Purpose.  THE LETCHWORTH INDEPENDENT BANCSHARES CORPORATION STOCK
          -------
OPTION PLAN OF 1998 (hereinafter referred to as the "Plan") is designed to attract the best available personnel for positions of substantial responsibility and to furnish additional incentive to officers and key employees of LETCHWORTH INDEPENDENT BANCSHARES CORPORATION (hereinafter referred to as the "Company"), or THE BANK OF CASTILE, the Company's wholly-owned subsidiary, upon whose efforts the successful conduct of the business of the Company largely depends, by encouraging such officers and key employees to acquire a proprietary interest in the Company or to increase the same. This purpose will be effected through the granting of options to purchase the common stock of the Company which will be either "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended to date (hereinafter referred to as the "Code") or Non-Statutory Stock Options (which shall not qualify under
Section 422 of the Code) on the terms provided herein. Hereinafter the term "option" shall be deemed to refer to either Incentive Stock Options or Non-Statutory Stock Options as the context requires, unless specific reference is made to Incentive Stock Options.

     2.   Eligibility.  The persons eligible to receive options under this Plan
          -----------
shall be such officers and key employees of the Company as the Board of Directors of the Company shall select from time to time; provided, however, that all options must be approved by the Option Committee. The Option Committee shall be composed solely of two (2) or more "Non-Employee Directors," as that term is defined in Rule 16b-3(b)(3)(i) promulgated under Section 16 of the Securities Exchange Act of 1934, as amended. Directors who are not otherwise officers or employees of the Company shall not be eligible to receive options under the Plan. All references in this Plan to employees of the Company shall include the officers and key employees of any parent or subsidiary of the Company, as those terms are defined in Section 424 of the Internal Revenue Code.

     3.   Stock Subject to Options.  Subject to the provisions of Section 11
          ------------------------
hereof, options may be granted under this Plan for up to 500,000 shares of the common stock, par value $1.00 per share, of the Company (hereinafter referred to as "Shares"), which Shares may, in the discretion of the Board of Directors of the Company, consist either in whole or in part of authorized but unissued shares of common stock or shares of common stock held in the treasury of the Company. Any Shares subject to an option that expires or terminates unexercised as to such Shares for any reason whatsoever, shall continue to be available for options under this Plan.

     4.   Effective Date.  The effective date of this Plan shall be January 15,
          --------------
1998, the date that the Plan was adopted by the Board of Directors of the Company; provided, however, that the effectiveness of the Plan shall be subject to and contingent upon the approval by the stockholders of the Company within twelve (12) months of the date that this Plan is so adopted by the Board of Directors.

     5.   Terms and Conditions of Options.  Each option granted by the Option
          -------------------------------
Committee on behalf of the Board of Directors pursuant to this Plan shall be evidenced by a certain stock option agreement (the "Agreement") containing provisions consistent with this Plan. The Agreement shall specify whether the options granted are Incentive Stock Options, designed to qualify under the provisions of Section 422 of the Code, or Non-Statutory Stock Options, which are not designed to qualify under Section 422 of the Code. The Agreement, whether for Incentive Stock Options, Non-Statutory Stock Options, or both, shall incorporate in substance the following terms and conditions:

          (a) Price.  Each option shall state the number of Shares subject to
              -----
     the option as well as the option price of each such Share, which shall be an amount not less than the "Fair Market Value" of a share of common stock of the Company as of the date the option is granted. For the purposes of the Plan, the "Fair Market Value" of each share of common stock of the Company shall be an amount equal to the average "Bid" and "Ask" price of the common stock of the Company as set forth in the NASDAQ Bid and Ask Quotations supplied by the National Association of Securities Dealers, Inc. on the date immediately preceding the date of such grant. If for any reason the common stock of the Company is no longer being traded at the time of the grant of the option, the "Fair Market Value" of each share of common stock of the Company shall be determined by the Option Committee; provided, however, that the "Fair Market Value" shall in no event be less than the book value of the common stock of the Company as of the date said option is granted, excluding goodwill. In the event an option, which is designed to qualify as an Incentive Stock Option, is granted to any person who would after the grant of such option be deemed to beneficially own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company within the meaning of Section 422(b)(6) of the Code (hereinafter referred to as a "Ten Percent Shareholder"), the option price per share shall be an amount not less than one hundred ten percent (110%) of the "Fair Market Value" of a share of common stock of the Company.

          (b) Term.  The term of each option shall be determined by the Option
              ----
     Committee, but in no event shall an option be exercisable either in whole or in part after the expiration of ten (10) years from the date on which it is granted, or in the case of a Ten Percent Shareholder where the option is designed to qualify as an Incentive Stock Option, in no event shall such an option be exercisable either in whole or in part after the expiration of five (5) years from the date on which it is granted. The Board of Directors and an optionee may at any time by mutual agreement terminate any option granted to such optionee under this Plan.

          (c) Vesting Schedule.  Each Agreement may include, in the discretion
              ----------------
     of the Option Committee, a vesting period following the grant of any option during which all or any part of such option remains forfeitable and cannot be exercised. All Agreements shall provide for full and immediate vesting in the event that (i) the Company shall dispose of all or substantially all of its assets as an entity and thereafter dissolve, or (ii) consolidate with or merge into another corporation or permit one or more corporations to consolidate with or merge into it and pursuant to any such merger or consolidation the Company shall not be the resulting or surviving corporation. In the event of any merger or consolidation involving the Company and pursuant to which the Company shall be the resulting or surviving corporation, then any options granted under this Plan shall not be subject to full and immediate vesting. Additional specific provisions regarding vesting in the event of an optionee's death or disability are set forth at Sections 9 and 10 of this Plan, respectively.

          (d) Exercise.  Each option, or any installment thereof, shall be
              --------
     exercised whether in whole or in part, by giving written notice to the Company at its principal office, specifying the number of Shares to be purchased and the purchase price to be paid, and accompanied by the payment of the purchase price. Any optionee may pay for the Shares subject to the option with cash, a certified check or a bank check payable to the order of the Company. Alternatively, the optionee may pay for the Shares, in whole or in part, by the delivery of shares of common stock of the Company already owned by him or her which will be accepted in exchange for the Shares at their value on the date of exercise. Certificates representing the Shares purchased by the optionee shall be issued as soon as practicable after the optionee has complied with the provisions hereof.

     6.   Annual Limitation for Incentive Stock Options.  The aggregate Fair
          ---------------------------------------------
Market Value of the Shares (determined under Section 5 as of the time the option is granted) with respect to which Incentive Stock Options are first exercisable by an optionee during any calendar year (under all stock option plans of the Company or any of its subsidiaries) shall not exceed One Hundred Thousand Dollars ($100,000).

     7.   Non-Assignment.  During the lifetime of the optionee, options issued
          --------------
hereunder shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee, whether voluntarily or by operation of law or otherwise, and no other person shall acquire any rights therein.

     8.   Termination of Employment.
          -------------------------

          (a) Optionees shall have the right to exercise the vested portion of any options granted under this Plan only while the optionee maintains a relationship as an employee of the Company or any of its subsidiaries and has been an employee of one or more such corporations continuously since the grant of the option, except as otherwise expressly provided herein. For purposes of this Section, a relationship qualifying an optionee to participate under this Plan will be treated as continuing during the period when the optionee is on military duty, sick leave or other bona fide leave of absence if the period of such leave does not exceed ninety (90) days, or, if longer, so long as a statute or contract guarantees the optionee's right to re-employment with the Company. When the period of leave exceeds ninety (90) days and the optionee's right to re-employment is not guaranteed either by statute or by contract, the relationship will be deemed to have terminated on the ninety-first (91st) day of such leave.

          (b) In the event of an optionee's termination of employment without cause, other than by reason of death or permanent and total disability, all rights to purchase Shares shall vest immediately and any such unexercised option or portion thereof may be exercised in whole or in part by the optionee at any time within ninety (90) days of said termination date; provided, however, that in any event, the option cannot be exercised after the expiration of the term of the option. Options not exercised within the applicable period specified above shall terminate. In the event of an optionee's termination of employment for cause, any option or options held by him or her under this Plan, to the extent not exercised before the effective date of such termination, shall forthwith terminate.

     9.   Death of Optionee.  In the event that an optionee shall die while an
          -----------------
employee of the Company and prior to the complete exercise of options granted to the optionee under this Plan, any such unexercised option or portion thereof may be exercised in whole or in part within one (1) year after the date of the optionee's death and then only: (i) by the optionee's estate or by or on behalf of such person or persons to whom the optionee's rights pass under the optionee's Will or the laws of descent and distribution; and (ii) prior to the expiration of the term of the option.

     10.  Disability.  In the event that an optionee shall become permanently
          ----------
and totally disabled (within the meaning of Section 22(e)(3) of the Code) while an employee of the Company and prior to the complete exercise of options granted to the optionee under this Plan, any such remaining options may be exercised in whole or in part within one (1) year following the determination date of said permanent and total disability; provided, however, that in no event shall any such options be exercisable after the expiration of the term of the option.

     11.  Adjustments to Number of Shares.  The aggregate number and kind of
          -------------------------------
Shares available for options under this Plan, the number and kind of Shares subject to any outstanding option and the option price of each outstanding option, shall be proportionately adjusted by the Board of Directors for any increase, decrease or change in the total outstanding common shares of the Company resulting from a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of stock or similar transaction (but not by reason of the issuance or purchase of common voting stock by the Company in consideration for money, services or property).

     12.  Rights as a Shareholder.  The optionee shall have no rights as a
          -----------------------
Shareholder with respect to the Shares purchased by him or her pursuant to the exercise of an option until the date of the issuance to him or her of a certificate of stock representing such Shares. No adjustment shall be made for dividends or for distributions of any other kind with respect to Shares for which the record date is prior to the date of the issuance to the optionee of a certificate for the Shares.

     13.  Investment Purpose.  Each written notice by which an optionee
          ------------------
exercises an option shall contain representations on behalf of the optionee that he or she acknowledges that the Company is selling or distributing Shares to him or her under a claim of exemption from registration under the Securities Act of 1933, as amended (hereinafter referred to as the "Act"), as a transaction not involving any public offering; that he or she represents and warrants that he or she is acquiring such Shares with a view to investment and not with a view to distribution or resale; and that he or she agrees not to make any sale or other distribution or disposition of such Shares unless (i) a registration statement with respect to such Shares shall be effective under the Act, together with proof satisfactory to the Company that there has been compliance with applicable state law, or (ii) the Company shall have received an opinion of counsel satisfactory to it that no violation of the Act or applicable state law will be involved in such transfer. The Company shall include on any certificate for Shares issued under this Plan such legend restricting the transfer thereof as it may deem appropriate to comply with any requirement established by law or by the rules of any stock exchange.

     14.  Term of Plan.  This Plan originally was adopted by the Board of
          ------------
Directors on January 15, 1998, and approved by the stockholders of the Company at the [Annual Meeting of Stockholders on May 7, 1998], and shall remain in effect until all Shares subject to issuance hereunder have been purchased pursuant to the exercise of the options granted under this Plan or until all such options have lapsed or terminated unexercised; provided, however, that all options and rights under this Plan must be granted on or before January 14, 2008, which date is ten (10) years from the date that this Plan was adopted by the Board of Directors of the Company.

     15.  Amendment and Termination of Plan.  The Board of Directors of the
          ---------------------------------
Company, without further approval of the stockholders of the Company, may at any time suspend or terminate this Plan or may amend it from time to time in any manner; provided, however, that no amendment shall be effective without prior approval of the stockholders of the Company which would (i) except as provided in Section 11 hereof, increase the maximum number of Shares which may be issued under this Plan, (ii) change the eligibility requirements for individuals entitled to receive options under this Plan, (iii) extend the period for granting options, (iv) change the manner of determining the option price, or (v) materially increase the benefits accruing to employees under this Plan. No amendment, modification or termination of this Plan shall in any manner adversely affect any outstanding option under this Plan without the consent of the optionee holding such affected options.

     16.  Termination of Prior Stock Option Plans.  Upon adoption of this Plan
          ---------------------------------------
by the Board of Directors of the Company, all other stock option plans in effect on behalf of the Company or any of its subsidiaries shall terminate; provided, however, such plans shall remain in effect to the extent there remain unexercised options issued in accordance with the terms and conditions of such plan or plans.

     17.  Administration.  This Plan shall be administered by the Option
          --------------
Committee of the Board of Directors and decisions of the Option Committee concerning the interpretation and construction of any provisions hereof or any option granted pursuant hereto shall be final. The Company shall effect the grant of options under this Plan in accordance with the decisions of the Option Committee, which may, from time to time, adopt rules and regulations for carrying out this Plan. For purposes of this Plan, an option shall be deemed to be granted when the written Agreement for the same is signed on behalf of the Company by its duly authorized officer or representative. Subject to the express provisions of this Plan, the Option Committee shall have the authority, in its discretion and without limitation, to determine: the optionees to receive options, the times when such individuals shall receive such options, the number of Shares to be subject to each option, the term of each option, the date when each option or portion thereof shall become exercisable, the term of each installment, the option price of each Share subject to option, and such other terms or conditions of any option that are not inconsistent with the terms and conditions of this Plan or, in the case of an Incentive Stock Option, not inconsistent with the qualification of such option under Section 422 of the Code; to accelerate the date of exercise of any option or installment thereof; and to make all other recommendations advisable for administering this Plan.

     18.  Reservation of Shares.  The Company shall be under no obligation to
          ---------------------
reserve Shares to fill options. The grant of options to employees hereunder shall not be construed to constitute the establishment of a trust of such Shares and no particular Shares shall be identified as optioned and reserved for employees hereunder. The Company shall be deemed to have complied with the terms of this Plan if, at the time of issuance and delivery pursuant to the exercise of an option, it has a sufficient number of Shares authorized and unissued or in its treasury which may then be appropriated and issued for the purposes contemplated herein, irrespective of the date when such Shares were authorized.

     19.  Application of Proceeds.  The proceeds of a sale of Shares by the
          -----------------------
Company under this Plan will constitute general funds of the Company and may be used by the Company for any purpose.

     20.  No Rights Conferred.  The adoption and maintenance of this Plan shall
          -------------------
not be deemed to constitute a contract between the Company and any officer or employee or to be a consideration for, or an inducement to or condition of, the employment of any person. Nothing herein contained shall be deemed to: (i) give to any officer or employee the right to be retained in the employ of the Company, (ii) interfere with the right of the Company to discharge any officer or employee at any time, (iii) give to the Company the right to require any officer or employee to remain in its employ, or (iv) interfere with any officer's or employee's right to terminate his or her employment with the Company at any time.

     21.  Tax Withholding.  The Company, which employs an officer or employee
          ---------------
granted an option under this Plan, shall have the right to deduct or otherwise effect a withholding of any amount required by federal or state laws to be withheld with respect to the grant, exercise, or surrender of any option, or the sale of Shares acquired upon the exercise of an option, in order for the Company (or one of its subsidiaries, as the case may be) to obtain a tax deduction otherwise available as a consequence of such grant, exercise, surrender or sale, as the case may be. Under appropriate circumstances, such right shall include the right to receive payment from the optionee of the required withholding amount. In addition, if, following the exercise of an option granted hereunder, an optionee sells Shares purchased on exercise of an Incentive Stock Option within two (2) years from the date of the granting of such Incentive Stock Option or within one (1) year after the transfer of such Shares to the optionee, the optionee shall notify the Company at the time of such sale.

     22.  Indemnification.  To the extent permitted by law, each person who is
          ---------------
or shall have been a member of the Board of Directors of the Company or the Option Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company or any subsidiary thereof may have to indemnify them or hold them harmless.

     23.  Governing Law.  This Plan shall be governed by and construed in
          -------------
accordance with the laws of the State of New York.

     The undersigned, being the President and Chief Executive Officer of Letchworth Independent Bancshares Corporation, hereby certifies that the foregoing Stock Option Plan was duly adopted by the Board of Directors of the Company on January 15, 1998, and was approved by the stockholders of the Company on May 7, 1998.


                              LETCHWORTH INDEPENDENT
                              BANCSHARES CORPORATION


                              By:
                                 ________________________________
                                 James W. Fulmer
                                 President and Chief Executive Officer

                                    PROXY

                LETCHWORTH INDEPENDENT BANCSHARES CORPORATION

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS

                FOR ANNUAL MEETING OF STOCKHOLDERS-MAY 7, 1998

   The undersigned stockholder of Letchworth Independent Bancshares Corporation (the "Company") hereby appoints Gregg McAllister and Carolyn Bauers, or either of them, as attorneys, agents, and proxies of the undersigned with full power of substitution and each of them to vote in the name and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held on May 7, 1998, at 11:00 a.m., at the Batavia Party House, Route 5, Stafford, New York 14143, and all adjournments thereof, all the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present, with the powers the undersigned would possess if personally present.

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE. THIS WILL SAVE YOUR COMPANY THE COST OF A FOLLOW-UP SOLICITATION.

                   PLEASE COMPLETE AND SIGN ON REVERSE SIDE.


                             FOLD AND DETACH HERE




Dear Stockholder(s):

   Enclosed you will find material relative to the Company's 1998 Annual Meeting of Stockholders to be held on Thursday, May 7, 1998. The Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting, as summarized on the attached proxy card.

   Whether or not you expect to attend the Annual Meeting, please complete and return promptly the attached proxy card in the accompanying envelope, which requires no postage if mailed in the United States. As a stockholder, please remember that your vote is important to us.

   As has been our tradition, the Annual Meeting will begin at 11:00 a.m., with lunch served immediately thereafter. We look forward to seeing you there.

Sincerely,


James W. Fulmer
President and
Chief Executive Officer

                                                           Please mark
                                                           your vote as
                                                           indicated in
                                                           this sample   [X]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS SPECIFIED, THE SHARES WILL BE VOTED "FOR" ITEMS 1,2,3 AND
4.

1.  Election of directors:

    FOR the nominees listed                 WITHHOLD AUTHORITY
    (except as marked to                    to vote for the nominees
    the contrary at right)                  listed at right
             [_]                                    [_]

    Nominees: Three (3) year terms
    Stanley J. Harmon,
    Patrick J. Dalton

2. Proposal to amend the Company's Certificate of Incorporation to (a) increase the number of shares of common stock which the Company shall be authorized to issue from 1,500,000 shares to 5,000,000 shares, and (b) change each share of outstanding common stock into three (3) shares of common stock.

                         FOR      AGAINST      ABSTAIN
                         [_]        [_]          [_]

3. Proposal to approve the Letchworth Independent Bancshares Corporation Stock Option Plan of 1998, and to reserve 500,000 shares of the Company's common stock for issuance thereunder.

                         FOR      AGAINST      ABSTAIN
                         [_]        [_]          [_]

4. Proposal to approve selection of Price Waterhouse as independent accountants.

                         FOR      AGAINST      ABSTAIN
                         [_]        [_]          [_]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                         -----
                                                              |
                                                              |


DO YOU PLAN TO ATTEND THE MEETING AND BE OUR GUEST FOR LUNCH AFTER THE MEETING?

                                  YES    NO
                                  [_]    [_]

Dated _________________________________________________________________, 1998
                             (Please insert date)

______________________________________________________________________________
                                  (Signature)

______________________________________________________________________________
                           (Joint Owners Signature)

Signature(s) should agree with stenciled name(s) on label. When signing as attorney, guardian, executor, administrator or trustee, please give title. If the signor is a corporation, please give the full corporate name and sign by a duly authorized officer, showing the officer's title. EACH joint owner is requested to sign.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE



                                ANNUAL MEETING
                                      OF
                LETCHWORTH INDEPENDENT BANCSHARES CORPORATION

                             Thursday, May 7, 1998
                                  11:00 a.m.
                              Batavia Party House
                                    Route 5
                              Stafford, NY  14143


================================================================================
Agenda
------

 . 11:00 Annual Meeting
 . Election of Directors, Action on Proposals and Election of Accountants
 . Report on the progress of the Company
 . Discussion on matters of current interest
 . 12:15 Luncheon
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IF YOU PLAN TO ATTEND THE MEETING, WE INVITE YOU AND A GUEST TO JOIN US FOR A
LUNCHEON, PLEASE MARK THE APPROPRIATE BOX LOCATED ON THE PROXY CARD.